                          -  BT PYRAMID MUTUAL FUNDS  -

                            -------------------------
                                  BT INVESTMENT
                            EQUITY APPRECIATION FUND
                            -------------------------



                                  ANNUAL REPORT
                                -----------------
                                 SEPTEMBER-1997

--------------------------------------------------------------------------------
BT INVESTMENT EQUITY APPRECIATION FUND

TABLE OF CONTENTS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS . . . . . . . . . . . . . . . . . . . . . . . . . . . .3

BT INVESTMENT EQUITY APPRECIATION FUND
   Schedule of Portfolio Investments . . . . . . . . . . . . . . . . . . . . .5
   Statement of Assets and Liabilities . . . . . . . . . . . . . . . . . . . .7
   Statement of Operations . . . . . . . . . . . . . . . . . . . . . . . . . .7
   Statement of Changes in Net Assets. . . . . . . . . . . . . . . . . . . . .8
   Financial Highlights. . . . . . . . . . . . . . . . . . . . . . . . . . . .8
   Notes to Financial Statements . . . . . . . . . . . . . . . . . . . . . . .9
   Report of Independent Accountants . . . . . . . . . . . . . . . . . . . . 11

--------------------------------------------------------------------------------
BT INVESTMENT EQUITY APPRECIATION FUND

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

We are pleased to present you with this annual report for the BT Investment Equity Appreciation Fund, providing a review of the market, the portfolio, and our outlook, as well as a complete financial summary of the Fund's operations and a listing of its holdings.

The BT Investment Equity Appreciation Fund (the "Fund") had a total return of 15.82%* for the twelve months ended September 30, 1997, as compared to 39.10% for the S&P MidCap 400 Index** and 26.88% for the Lipper Growth Average+. Since its inception on October 12, 1993, the Fund delivered a total return of 84.17% cumulatively, or 16.64% annualized as of September 30, 1997.

MARKET ACTIVITY
Overall, the last fiscal year has been disappointing from a performance perspective, due to the severe underperformance of the mid capitalization growth stocks in the first part of the year. The first seven months ended April 30, 1997 may best be characterized by a "glass half empty" point of view in the midcap growth arena, as investors' concerns regarding inflation, corporate earnings, the direction of interest rates, and market valuation levels
dominated.   As a result, investors tended to focus more on large capitalization and more value-oriented companies. These stocks, then, significantly outperformed the midcap growth stocks during these seven months. What finally changed was the Federal Reserve Board's rate hike on March 25, 1997. This set the stage for what turned into a dramatic turnaround in midcap growth stocks. There are three major factors that came together at this time, which led to this rebound.

---------------------------------------------------------------------------
                          OBJECTIVE
Seeks capital growth over the long term through investment in medium-sized companies that show growth potential.++
---------------------------------------------------------------------------

First, relative valuations in the midcap market had reached their lowest levels since 1991 as compared to large caps, due to severe and somewhat indiscriminate selling. Many very good growth companies were trading at significant discounts to the levels of six to nine months previous with no change in business fundamentals. Second, earnings reports from the first calendar quarter showed that growth rates were still relatively robust and actually started to accelerate relative to the large caps after over a year of underperformance. Third, there was a significant shift in investor sentiment, presaged by the Federal Reserve Board's rate hike in March and the weaker than expected economic reports in April, which gave investors confidence that the Fed would not raise rates again.

The combination of reasonable valuation levels, improving relative earnings growth, and positive investor sentiment led to a strong rebound in the midcap stocks. Overall, for the period from May through September 1997, midcap stocks outperformed the large cap segment of the market, though they lagged the small cap sector somewhat. It is important to note, however, that the growth stocks within the midcap sector lagged the midcap stocks in general, making it difficult for growth investors to outperform the benchmark during this period.

---------------------------------------------------------------------------
                         INVESTMENT INSTRUMENTS
Primarily common stocks of medium-sized U.S. corporations and, to a lesser extent, foreign corporations.
---------------------------------------------------------------------------

INVESTMENT REVIEW
While the Fund's relative performance was hampered by its investment style during the first seven months of the fiscal year, the growth style recovered enough to perform in line during the midcap rebound of the last five months. In fact, the Fund outperformed the midcap stocks in general during the rebound, even though the average midcap growth stock did not outperform the average midcap stock. Relative sector positioning and effective stock picking also added value during the last five months of the year. More specifically, the Fund benefited from overweighted positions in technology, energy, communications services, and consumer discretionary stocks as well as from underweighted positions in utilities and basic industries. To a certain degree, performance was mitigated by an underweighted position in the strong performing sector of financials.

---------------------------------------------------------------------------
 TEN LARGEST STOCK HOLDINGS
---------------------------------------------------------------------------
U.S. Filter Corp.                  Starwood Lodging Trust
---------------------------------------------------------------------------
McKesson Corp.                     Cooper Cameron Corp.
---------------------------------------------------------------------------
Ace Ltd.                           Elan Corp., ADR
---------------------------------------------------------------------------
ASM Lithography Holding NV         Mylan Laboratories
---------------------------------------------------------------------------
Compuware Corp.                    Everest Reinsurance Holdings, Inc.
---------------------------------------------------------------------------

MANAGER OUTLOOK
That midcap growth stocks have exhibited fairly strong performance over the last five months is very encouraging. We believe that these stocks are well positioned for continued good performance as we head into 1998. The three macro factors remain in place--reasonable valuations, good relative earnings growth, and positive investor sentiment--and also, midcap growth stocks are now more relatively attractive because they have not rebounded as much as either the
small cap growth stocks or the large caps.   The Fund has performed well during
the rebound since May, and we believe that it continues to be well positioned in the midcap growth names for the near future.

We are also optimistic about the midcap growth stocks over the longer term. Although there can be periods of underperformance as we experienced this year, it has been shown that not only do midcap growth stocks tend to have higher earnings growth rates than large caps, but they also tend to outperform the large caps over the long term. In addition, it has been shown that our investment style and disciplined process have enabled the Fund to outperform the midcap stocks in general over the long term, and thus we have strictly adhered to our growth style and investment process. This hindered performance during the the painful period, but it has been rewarding during the rebound.

---------------

* Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The S&P 500 MiidCap 400 Index is an unmanaged, capitalization-weighted index that measures the peformance of the mid-range of the U.S. stock markets. Indexes are unmanaged, and investments cannot be made in an index.

+ Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc., as falling into the respective categories indicated. These figures do not reflect sales charges.

++ Mid sized company stocks are more volatile and inolve more risk to principal than large company stocks.

--------------------------------------------------------------------------------
BT INVESTMENT EQUITY APPRECIATION FUND

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

                    DIVERSIFICATION OF PORTFOLIO INVESTMENTS
                        By Theme as of September 30, 1997
                     (percentages are based on market value)

[CHART]

New Consumer                                                   5%
Stores of Value                                                5%
New Healthcare Paradigm                                        6%
The Ubiquitous Semiconductor                                   8%
Life Sciences Revolution                                       8%
Our Strengthening Financial Structure                         10%
Telecommunications                                            10%
Environmental Crisis                                           5%
Client-Server Computing                                        5%
Cash                                                           4%
Other                                                         21%+
Energizing the Globe                                          13%

---------------
+    Includes themes with weightings of less than 4%.

We continue to use extensive fundamental research, as well as our thematic approach and screening process, to identify attractive investment opportunities in unrecognized growth companies and sectors. We remain focused on companies that have strong, consistent revenue and earnings growth, which are selling at compelling valuations relative to their growth rates. We have confidence that over the long term, these names will be rewarded for their sound fundamentals. Finally, we continue to adhere to our sell discipline to help mitigate risk and to use the volatility of the marketplace to our investors' advantage by initiating or adding to positions on weakness.

We are disappointed with the Fund's performance over the last year, but we also believe that the causes are both explainable and short term in nature. We are encouraged regarding the outlook, because the Fund has shown excellent performance during the rebound and is well positioned for what we believe will be a continually improving environment for midcap growth stock investing.

We will continue to monitor economic conditions and their effect on financial markets, as we seek capital growth over the long term.

We value your ongoing support of the BT Investment Equity Appreciation Fund and look forward to continuing to serve your investment needs in the years ahead.

                              /s/ Anthony Takazawa

                                Anthony Takazawa
                            Portfolio Manager of the
                     BT INVESTMENT EQUITY APPRECIATION FUND
                               September 30, 1997

--------------------------------------------------------------------------------
BT INVESTMENT EQUITY APPRECIATION FUND

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE BT INVESTMENT EQUITY APPRECIATION FUND AND THE S&P MIDCAP 400 INDEX SINCE OCTOBER 31, 1993.

--------------------------------------------------------------------------------
                           TOTAL RETURN FOR THE PERIOD
                            ENDED SEPTEMBER 30, 1997

               One year                                Since 10/12/93*
               --------                                ---------------
               15.82%                                      16.64%**

*    The Fund's inception date.
**   Annualized.

Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------

[GRAPH]

               BT Investment Equity                      S&P MidCap
           Appreciation Fund - $18,603               400 Index - $20,199
           ---------------------------               -------------------

Oct-93                10000                                 10000
Dec-93                 9899                                 10233
Mar-94                 9657                                  9844
Jun-94                 9051                                  9485
Sep-94                 9939                                 10217
Dec-94                10242                                  9866
Mar-95                10909                                 10664
Jun-95                12111                                 11605
Sep-95                14283                                 12737
Dec-95                14095                                 12919
Mar-96                14262                                 13715
Jun-96                15354                                 14110
Sep-96                16061                                 14521
Dec-96                15448                                 15400
Mar-97                13679                                 15171
Jun-97                15771                                 17408
Sep-97                18603                                 20199

Past performance is not indicative of future performance.

--------------------------------------------------------------------------------
BT INVESTMENT EQUITY APPRECIATION FUND

SCHEDULE OF PORTFOLIO INVESTMENTS SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

    Shares                       Description                          Value
    ------                       -----------                          -----

                  COMMON STOCKS - 94.25%
                  AMERICA'S CHANGING LEISURE TIME - 3.49%
   28,300         Carnival Corp.-Cl. A . . . . . . . . . . .       $1,308,875
   43,700         Royal Caribbean Cruises, Ltd.. . . . . . .        1,911,875
   47,100         Starwood Lodging Trust . . . . . . . . . .        2,705,306
                                                                   ----------
                                                                    5,926,056
                                                                   ----------
                                                                   ----------

                  AMERICA'S INDUSTRIAL RENAISSANCE - 1.77%
   33,500         BE Aerospace, Inc. (a) . . . . . . . . . .        1,206,000
   40,648         Sunbeam Corporation, Inc.. . . . . . . . .        1,803,755
                                                                   ----------
                                                                    3,009,755
                                                                   ----------
                                                                   ----------

                  CLIENT SERVER COMPUTING - 4.51%
   45,200         Autodesk, Inc. . . . . . . . . . . . . . .        2,050,950
   45,172         Compuware Corp. (a). . . . . . . . . . . .        2,732,906
   83,600         Platinum Technology, Inc. (a). . . . . . .        1,797,400
   28,400         Quantum Corp. (a). . . . . . . . . . . . .        1,088,075
                                                                   ----------
                                                                    7,669,331
                                                                   ----------
                                                                   ----------

                  CONSOLIDATING AMERICA - 3.04%
   27,600         Clear Channel Communications, Inc. (a) . .        1,790,550
   36,600         MSC Industrial Direct (a). . . . . . . . .        1,683,600
   64,750         Outdoor Systems, Inc. (a). . . . . . . . .        1,699,688
                                                                   ----------
                                                                    5,173,838
                                                                   ----------
                                                                   ----------

                  ENERGIZING THE GLOBE - 12.18%
   35,000         AES Corp. (a). . . . . . . . . . . . . . .        1,531,250
   27,966         BJ Services Co. (a). . . . . . . . . . . .        2,076,476
   37,176         Cooper Cameron Corp. (a) . . . . . . . . .        2,669,702
   48,000         ENSCO International, Inc.. . . . . . . . .        1,893,000
   48,900         Falcon Drilling Co., Inc. (a). . . . . . .        1,726,781
   62,100         Global Industries Ltd. (a) . . . . . . . .        2,476,237
   49,700         Nabors Industries, Inc. (a). . . . . . . .        1,935,194
   58,500         Noble Drilling Corp. (a) . . . . . . . . .        1,886,625
   29,300         Nuevo Energy Co. (a) . . . . . . . . . . .        1,402,737
  133,300         Santa Fe Energy Resources, Inc. (a). . . .        1,666,250
   39,400         United Meridian Corp. (a). . . . . . . . .        1,447,950
                                                                   ----------
                                                                   20,712,202
                                                                   ----------
                                                                   ----------

                  ENVIRONMENTAL CRISIS - 4.71%
   76,500         Allied Waste Industries, Inc. (a). . . . .        1,463,063
   30,900         Culligan Water Technologies, Inc. (a). . .        1,421,400
   40,078         USA Waste Services, Inc. (a) . . . . . . .        1,598,110
   81,845         U.S. Filter Corp. (a). . . . . . . . . . .        3,524,450
                                                                   ----------
                                                                    8,007,023
                                                                   ----------
                                                                   ----------

                  FLOURISHING IN THE MANAGED CARE
                  ENVIRONMENT - 1.84%
   36,600         Concentra Managed Care, Inc. (a) . . . . .        1,292,438
   85,200         MedPartners, Inc. (a). . . . . . . . . . .        1,826,475
                                                                   ----------
                                                                    3,118,913
                                                                   ----------
                                                                   ----------

                  INTERACTIVE MEDIA - 2.66%
   44,100         Electronic Arts, Inc. (a). . . . . . . . .        1,703,363
   89,000         Metromedia International Group, Inc. (a) .        1,079,125
   63,300         Snyder Communications, Inc. (a). . . . . .        1,740,750
                                                                   ----------
                                                                    4,523,238
                                                                   ----------
                                                                   ----------

                  LIFE ON THE NET - 2.79%
   53,200         E*TRADE Group, Inc. (a). . . . . . . . . .        2,500,400
   62,515         Sterling Commerce, Inc. (a). . . . . . . .        2,246,633
                                                                   ----------
                                                                    4,747,033
                                                                   ----------
                                                                   ----------

                  LIFE SCIENCES REVOLUTION - 8.32%
   30,600         Agouron Pharmaceuticals, Inc. (a). . . . .       $1,472,625
   61,300         BioChem Pharma, Inc. (a) . . . . . . . . .        1,930,950
   22,300         Dura Pharmaceuticals, Inc. (a) . . . . .            972,837
   53,118         Elan Corp., ADR (a). . . . . . . . . . . .        2,659,220
   29,100         Immunex Corp. (a). . . . . . . . . . . . .        1,956,975
  116,000         Mylan Laboratories . . . . . . . . . . . .        2,602,750
    9,900         Perkin-Elmer Corp. . . . . . . . . . . . .          723,319
   30,400         Watson Pharmaceuticals, Inc. (a) . . . . .        1,816,400
                                                                   ----------
                                                                   14,135,076
                                                                   ----------
                                                                   ----------

                  MANAGING THE INFORMATION AGE - 1.73%
   53,200         Cambridge Technology Partners, Inc. (a). .        1,905,225
   32,600         Keane, Inc. (a). . . . . . . . . . . . . .        1,035,050
                                                                   ----------
                                                                    2,940,275
                                                                   ----------
                                                                   ----------

                  MOVE TO OUTSOURCING - 3.72%
   61,600         AccuStaff, Inc. (a). . . . . . . . . . . .        1,940,400
   57,900         Coca-Cola Enterprises, Inc.. . . . . . . .        1,559,681
   38,400         Corporate Express, Inc. (a). . . . . . . .          811,200
   45,112         Danka Business Systems, ADR. . . . . . . .        2,007,484
                                                                   ----------
                                                                    6,318,765
                                                                   ----------
                                                                   ----------

                  NEW CONSUMER - 4.81%
   34,728         Jones Apparel Group, Inc. (a). . . . . . .        1,875,312
   36,100         Liz Claiborne, Inc.. . . . . . . . . . . .        1,983,244
   65,100         Polo Ralph Lauren Corp.-Cl. A (a). . . . .        1,704,806
   20,100         Stage Stores, Inc. (a) . . . . . . . . . .          866,813
   56,900         TJX Companies, Inc.. . . . . . . . . . . .        1,739,006
                                                                   ----------
                                                                    8,169,181
                                                                   ----------
                                                                   ----------

                  NEW HEALTHCARE PARADIGM - 6.06%
   17,500         Arterial Vascular Engineering, Inc. (a). .          971,250
   49,800         HBO & Co.. . . . . . . . . . . . . . . . .        1,879,950
   72,754         HEALTHSOUTH Corp. (a). . . . . . . . . . .        1,941,622
   34,300         McKesson Corp. . . . . . . . . . . . . . .        3,496,456
   45,500         Safeskin Corp. (a) . . . . . . . . . . . .        2,019,062
                                                                   ----------
                                                                   10,308,340
                                                                   ----------
                                                                   ----------

                  OUR STRENGTHENING FINANCIAL STRUCTURE - 9.68%
   36,500         Ace Ltd. . . . . . . . . . . . . . . . . .        3,431,000
   62,500         Everest Reinsurance Holdings, Inc. . . . .        2,562,500
    8,600         Finova Group, Inc. . . . . . . . . . . . .          813,775
   46,200         Frontier Insurance Group, Inc. . . . . . .        1,755,600
   80,700         HCC Insurance Holdings, Inc. . . . . . . .        2,143,594
   17,400         Mercury General Corp.. . . . . . . . . . .        1,522,500
   47,300         Ocwen Financial Corp. (a). . . . . . . . .        1,992,512
   32,000         Provident Companies, Inc.. . . . . . . . .        2,238,000
                                                                   ----------
                                                                   16,459,481
                                                                   ----------
                                                                   ----------

                  RETURN TO HOME OWNERSHIP - 0.36%
   32,800         Furniture Brands International, Inc. (a) .          619,100
                                                                   ----------

                  SPECIAL SITUATIONS - 0.45%
   27,000         Ispat International NV-Cl. A (a) . . . . .          772,875
                                                                   ----------

                  STORES OF VALUE - 4.86%
   70,784         Borders Group, Inc. (a). . . . . . . . . .        1,946,560
   35,600         Brylane, Inc. (a). . . . . . . . . . . . .        1,633,150
   44,650         Consolidated Stores Corp. (a). . . . . . .        1,869,719
   58,750         Dollar General Corp. . . . . . . . . . . .        2,001,172
   24,000         Linens 'N Things, Inc. (a) . . . . . . . .          814,500
                                                                   ----------
                                                                    8,265,101
                                                                   ----------
                                                                   ----------


               See Notes to Financial Statements on Pages 9 and 10

--------------------------------------------------------------------------------
BT INVESTMENT EQUITY APPRECIATION FUND

SCHEDULE OF PORTFOLIO INVESTMENTS SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

    Shares                       Description                          Value
    ------                       -----------                          -----

                  TELECOMMUNICATIONS - 9.74%
   22,000         Advanced Fibre Communications (a). . . . .     $    902,000
   45,600         Brooks Fiber Properties, Inc. (a). . . . .        2,128,950
   21,300         Ciena Corp. (a). . . . . . . . . . . . . .        1,055,016
   32,700         Comverse Technology, Inc. (a). . . . . . .        1,724,925
   46,200         DSC Communications Corp. (a) . . . . . . .        1,244,512
   70,100         General Cable Corp. (a). . . . . . . . . .        2,488,550
   50,277         McLeod, Inc.-Cl. A (a) . . . . . . . . . .        1,982,799
   33,800         Newbridge Networks Corp. (a) . . . . . . .        2,023,775
   24,800         Qwest Communications International, Inc. (a)      1,143,900
   41,599         Teleport Communications Group, Inc.-Cl. A (a)     1,866,755
                                                                   ----------
                                                                   16,561,182
                                                                   ----------
                                                                   ----------

                  THE UBIQUITOUS SEMICONDUCTOR - 7.53%
   53,800         Analog Devices, Inc. (a) . . . . . . . . .        1,802,300
   34,400         ASM Lithography Holding NV (a) . . . . . .        3,397,000
   54,200         Cymer, Inc. (a). . . . . . . . . . . . . .        1,483,725
   22,000         General Semiconductor, Inc. (a). . . . . .          283,250
   26,300         KLA Instruments Corp. (a). . . . . . . . .        1,776,894
   30,700         Lam Research (a) . . . . . . . . . . . . .        1,427,550
   43,000         PMC Sierra, Inc. (a) . . . . . . . . . . .        1,096,500
   30,200         Xilinx, Inc. (a) . . . . . . . . . . . . .        1,528,875
                                                                   ----------
                                                                   12,796,094
                                                                   ----------
                                                                   ----------

TOTAL COMMON STOCKS (Cost $120,956,945). . . . . . . . . . .      160,232,859
                                                                   ----------

               PREFERRED STOCK CONVERTIBLE - 1.21%
               ENERGIZING THE GLOBE - 1.21%
   30,200      AES Trust I-Ser. A, 5.375%, 3/31/27
               (Cost $1,510,000) . . . . . . . . . . . . . .      $ 2,061,150
                                                                  -----------

               SHORT TERM INSTRUMENT - 4.17%
               MUTUAL FUNDS - 4.17%
7,079,784      BT Institutional Cash Management Fund,
               (Cost $7,079,784) . . . . . . . . . . . . . .        7,079,784
                                                                  -----------

TOTAL INVESTMENTS (Cost $129,546,729). . . . . . . 99.63%         169,373,793
Assets in Excess of Other Liabilities. . . . . . .  0.37%             634,521
                                                  -------       -------------
NET ASSETS . . . . . . . . . . . . . . . . . . . .100.00%       $ 170,008,314
                                                  -------       -------------
                                                  -------       -------------
--------------
(a) Non-Income Producing Security
The following abbreviation is used in portfolio descriptions:
ADR -- American Depository Receipt


               See Notes to Financial Statements on Pages 9 and 10

--------------------------------------------------------------------------------
BT INVESTMENT EQUITY APPRECIATION FUND

STATEMENT OF ASSETS AND LIABILITIES  SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

ASSETS
  Investments, at Value (Cost of $129,546,729) . . . . . . .     $ 169,373,793
  Receivable for Securities Sold . . . . . . . . . . . . . .         3,753,210
  Receivable for Shares of Beneficial Interest Subscribed. .            10,467
  Dividends and Interest Receivable. . . . . . . . . . . . .            55,985
  Prepaid Expenses and Other . . . . . . . . . . . . . . . .            11,746
                                                                 -------------
Total Assets . . . . . . . . . . . . . . . . . . . . . . . .       173,205,201
                                                                 -------------
                                                                 -------------

LIABILITIES
  Payable for Securities Purchased . . . . . . . . . . . . .         2,186,667
  Payable for Shares of Beneficial Interest Redeemed . . . .            22,323
  Due to Custodian . . . . . . . . . . . . . . . . . . . . .           835,742
  Due to Bankers Trust . . . . . . . . . . . . . . . . . . .           122,968
  Accrued Expenses and Other . . . . . . . . . . . . . . . .            29,187
                                                                 -------------
Total Liabilities. . . . . . . . . . . . . . . . . . . . . .         3,196,887
                                                                 -------------
NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . .     $ 170,008,314
                                                                 -------------
                                                                 -------------
COMPOSITION OF NET ASSETS
  Paid-in Capital. . . . . . . . . . . . . . . . . . . . . .     $ 124,077,002
  Accumulated Net Realized Gain from
  Investment Transactions. . . . . . . . . . . . . . . . . .         4,466,623
  Net Unrealized Appreciation on Investments . . . . . . . .        41,464,689
                                                                 -------------
NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . .     $ 170,008,314
                                                                 -------------
                                                                 -------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SHARE (net assets divided by shares outstanding). . . .     $       16.70
                                                                 -------------
                                                                 -------------
SHARES OUTSTANDING ($0.001 par value per share,
 unlimited number of shares of beneficial interest
 authorized) . . . . . . . . . . . . . . . . . . . . . . . .        10,179,900
                                                                 -------------
                                                                 -------------


--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS  FOR THE YEAR ENDED SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends (net of foreign withholding tax of $3,014) . . .     $     346,213
  Interest . . . . . . . . . . . . . . . . . . . . . . . . .           560,105
                                                                 -------------
TOTAL INVESTMENT INCOME. . . . . . . . . . . . . . . . . . .           906,318
                                                                 -------------

EXPENSES
  Advisory Fees. . . . . . . . . . . . . . . . . . . . . . .           971,676
  Administration and Services Fees . . . . . . . . . . . . .           747,443
  Professional Fees. . . . . . . . . . . . . . . . . . . . .            26,500
  Shareholder Reports. . . . . . . . . . . . . . . . . . . .            19,000
  Registration Fees. . . . . . . . . . . . . . . . . . . . .            18,757
  Trustees Fees. . . . . . . . . . . . . . . . . . . . . . .             8,140
  Miscellaneous. . . . . . . . . . . . . . . . . . . . . . .             7,861
                                                                 -------------
  Total Expenses . . . . . . . . . . . . . . . . . . . . . .         1,799,377
  Less Expenses Absorbed by Bankers Trust. . . . . . . . . .          (304,491)
    Net Expenses . . . . . . . . . . . . . . . . . . . . . .         1,494,886
                                                                 -------------
NET INVESTMENT LOSS. . . . . . . . . . . . . . . . . . . . .         (588,568)
                                                                 -------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net Realized Gain from Investment Transactions. . . . . .         5,456,749
   Net Change in Unrealized Appreciation on Investments. . .        15,660,007
                                                                 -------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS. . . . . . .        21,116,756
                                                                 -------------
NET INCREASE IN NET ASSETS FROM OPERATIONS . . . . . . . . .     $  20,528,188
                                                                 -------------


               See Notes to Financial Statements on Pages 9 and 10

--------------------------------------------------------------------------------
BT INVESTMENT EQUITY APPRECIATION FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                              FOR THE                FOR THE
                                                             YEAR ENDED             YEAR ENDED
                                                         SEPTEMBER 30, 1997      SEPTEMBER 30, 1996
                                                         ------------------      ------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net Investment Loss. . . . . . . . . . . . . . . .        $  (588,568)          $  (522,948)
  Net Realized Gain from Investment Transactions . .          5,456,749            12,547,154
  Net Change in Unrealized Appreciation
   on Investments. . . . . . . . . . . . . . . . . .         15,660,007             4,988,588
                                                           ------------         -------------
Net Increase in Net Assets from Operations . . . . .         20,528,188            17,012,794
                                                           ------------         -------------
DISTRIBUTIONS TO SHAREHOLDERS
  Net Realized Gain from Investment Transactions . .         (8,100,387)           (4,998,705)
                                                           ------------         -------------
CAPITAL TRANSACTIONS IN SHARES OF BENEFICIAL
  Interest Proceeds from Sales of Shares . . . . . .         51,997,331            76,035,829
  Dividend Reinvestments . . . . . . . . . . . . . .          8,100,387             4,998,705
  Cost of Shares Redeemed. . . . . . . . . . . . . .        (62,504,915)          (27,513,098)
  Other Capital Transaction. . . . . . . . . . . . .          2,419,383                    --
                                                           ------------         -------------
Net Increase (Decrease) from Capital
 Transactions in Shares of Beneficial Interest . . .             12,186            53,521,436
                                                           ------------         -------------
TOTAL INCREASE IN NET ASSETS . . . . . . . . . . . .         12,439,987            65,535,525

NET ASSETS
Beginning of Year. . . . . . . . . . . . . . . . . .        157,568,327            92,032,802
                                                           ------------         -------------
End of Year. . . . . . . . . . . . . . . . . . . . .       $170,008,314         $ 157,568,327
                                                           ------------         -------------
                                                           ------------         -------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below are selected data for a share outstanding, total investment return, other supplemental data and ratios to average net assets for the periods indicated for the Equity Appreciation Fund.


                                                                                                                    FOR THE PERIOD
                                                                                                                   OCTOBER 12, 1993
                                                    FOR THE        FOR THE        FOR PERIOD         FOR THE        (COMMENCEMENT
                                                  YEAR ENDED      YEAR ENDED   JANUARY 1, 1995 TO   YEAR ENDED     OF OPERATIONS) TO
                                                 SEPTEMBER 30,  SEPTEMBER 30,     SEPTEMBER 30,    DECEMBER 31,       DECEMBER 31,
                                                     1997           1996             1995+             1994               1993
                                                 -------------  -------------  ------------------  ------------    -----------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD . . . . .    $15.23            $14.14         $10.14             $9.80               $10.00
                                                --------         ---------      ---------         ---------          -----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Loss. . . . . . . . . . . . .     (0.06)            (0.05)         (0.02)            (0.03)               (0.00)
  Net Realized and Unrealized Gain (Loss) on
   Investment Transactions . . . . . . . . . .      2.31              1.72           4.02              0.37                (0.20)
                                                --------         ---------      ---------         ---------          -----------
Total Income (Loss) from Investment
  Operations . . . . . . . . . . . . . . . . .      2.25              1.67           4.00              0.34                (0.20)
                                                --------         ---------      ---------         ---------          -----------
DISTRIBUTIONS TO SHAREHOLDERS
  Net Realized Gain from Investment
   Transactions. . . . . . . . . . . . . . . .     (0.78)            (0.58)            --                --                   --
                                                --------         ---------      ---------         ---------          -----------
NET ASSET VALUE, END OF PERIOD . . . . . . . .    $16.70            $15.23         $14.14            $10.14                $9.80
                                                --------         ---------      ---------         ---------          -----------
                                                --------         ---------      ---------         ---------          -----------
TOTAL INVESTMENT RETURN. . . . . . . . . . . .     15.82%            12.45%         39.45%             3.47%               (8.81)%*
SUPPLEMENTAL DATA AND RATIOS:
  Net Assets, End of Period (000s omitted) . .  $170,008          $157,568        $92,033           $29,973              $19,465
  Ratios to Average Net Assets:
    Net Investment Loss. . . . . . . . . . . .     (0.39)%           (0.42)%        (0.38)%*          (0.32)%              (0.11)%*
    Expenses . . . . . . . . . . . . . . . . .      1.00%             1.00%          1.00%*            1.00%                1.00%*
    Decrease Reflected in Above Expense
      Ratio Due to Absorption of Expenses by
      Bankers Trust. . . . . . . . . . . . . .      0.20%             0.24%          0.33%*            0.46%                0.60%*
  Portfolio Turnover Rate. . . . . . . . . . .       188%              271%++         125%++            157%++               137%++
  Average Commission Per Share** . . . . . . .     $0.0341         $0.0554++


---------------
+ Board of Trustees approved the change of the BT Investment Equity Appreciation Fund's year end from December 31 to September 30.
++ Amounts were previously included in the Capital Appreciation Portfolio Financial Highlights.
*   Annualized
** For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades upon which commissions are charged.


               See Notes to Financial Statements on Pages 9 and 10

--------------------------------------------------------------------------------
BT INVESTMENT EQUITY APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
BT Pyramid Mutual Funds (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized on February 28, 1992, as a business trust under the laws of the Commonwealth of Massachusetts. The BT Investment Equity Appreciation Fund (the "Fund") is one of the funds offered to investors by the Trust. The Fund commenced operations and began offering shares of beneficial interest on October 12, 1993.

B. SECURITY VALUATION
The Fund's investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the closing price of a security traded on that exchange prior to the time when the Fund assets are valued. Short-term obligations with remaining maturities of 60 days or less are valued at amortized cost. Other short-term debt securities are valued on a mark-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

C. SECURITY TRANSACTIONS AND INTEREST INCOME
Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments.
Realized gains and losses from securities transactions are recorded on the identified cost basis.

D. REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Fund's investment adviser, subject to the seller's agreement to repurchase such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and pursuant to the terms of the repurchase agreement must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

E. DIVIDENDS
It is the Fund's policy to declare and distribute dividends quarterly to shareholders from net investment income, if any. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund will be made annually to the extent they are not offset by any capital loss carryforwards.

F. FEDERAL INCOME TAXES
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. For the year ended September 30, 1997, $588,568 of undistributed net investment loss was reclassified as paid-in-capital, $1,968,137 of net realized gain was reclassified as paid-in-capital and $1,637,625 of unrealized depreciation was classified as net realized gain.

G. OTHER
The Trust accounts separately for the assets, liabilities, and operations of the Fund. Expenses directly attributable to the Fund are charged to that Fund, while expenses which are attributable to all of the Trust's funds are allocated among them.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2--FEES AND TRANSACTIONS WITH AFFILIATES
The Fund has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Fund in return for a fee computed daily and paid monthly at an annual rate of 0.50 of 1% of the Fund's average daily net assets. For the year ended September 30, 1997, this fee aggregated $747,443.

The Fund has entered into an Advisory Agreement in which the Fund pays Bankers Trust an advisory fee computed daily and paid monthly at an annual rate 0.65 of 1% of the Fund's average daily net assets. For the year ended September 30, 1997, this fee aggregated $971,676.

The Trust has entered into a Distribution Agreement with Edgewood Services, Inc. ("Edgewood"). Under the Distribution Agreement with the Trust, pursuant to Rule 12b-1 of the 1940 Act, Edgewood may seek reimbursement, at an annual rate not exceeding 0.20 of 1% of the Fund's average daily net assets, for expenses incurred in connection with any activities primarily intended to result in the sale of the Fund's shares. For the year ended September 30, 1997, there were no reimbursable expenses incurred under this agreement.

Bankers Trust has voluntarily undertaken to waive and reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 1.00 of 1% of the average daily net assets of the Fund. For the year ended September 30, 1997, expenses of the Fund have been reduced by $304,491.

--------------------------------------------------------------------------------
BT INVESTMENT EQUITY APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Certain trustees and officers of the Fund are also directors, officers and/or employees of Edgewood. None of the trustees so affiliated received compensation for services as trustee of the Fund. Similarly, none of the Fund's officers received compensation from the Fund.

For the year ended September 30, 1997, the Fund paid brokerage commissions of $459,197.

NOTE 3--SHARES OF BENEFICIAL INTEREST
At September 30, 1997, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:


                                                  FOR THE                                   FOR THE
                                                 YEAR ENDED                                YEAR ENDED
                                              SEPTEMBER 30, 1997                        SEPTEMBER 30, 1996
                                        -------------------------------         -------------------------------
                                           SHARES            AMOUNT                SHARES            AMOUNT
                                        -------------------------------         -------------------------------
Sold                                     3,685,748       $  51,997,331           5,437,029       $  76,035,829
Reinvested                                 582,292           8,100,387             370,819           4,998,705
Redeemed                                (4,432,111)        (62,504,915)         (1,973,734)        (27,513,098)
Other Capital
  Transaction                                   --       $   2,419,383                  --                  --
                                        ----------       -------------          ----------       -------------
Net Increase (Decrease)                   (164,071)      $      12,186           3,834,114       $  53,521,436
                                        ----------       -------------          ----------       -------------
                                        ----------       -------------          ----------       -------------


NOTE 4--PURCHASES AND SALES OF INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 1997 were $261,366,841 and $259,606,934, respectively. For federal income tax purposes, the tax basis of investments held at September 30, 1997 was $129,730,468. The aggregate gross unrealized appreciation for all investments was $41,584,421 and the aggregate gross unrealized depreciation for all investments was $1,941,096.

--------------------------------------------------------------------------------
BT INVESTMENT EQUITY APPRECIATION FUND

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees and Shareholders of BT Pyramid Mutual Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of BT Investment Equity Appreciation Fund (one of the Funds comprising BT Pyramid Mutual Funds) as of September 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the years ended September 30, 1997 and 1996, the period January 1, 1995 to September 30, 1995, the year ended December 31, 1994 and the period October 12, 1993 (commencement of operations) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BT Investment Equity Appreciation Fund of BT Pyramid Mutual Funds as of September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.

Kansas City, Missouri
November 5, 1997

BT PYRAMID MUTUAL FUNDS
BT INVESTMENT EQUITY APPRECIATION FUND



INVESTMENT ADVISER OF THE PORTFOLIO AND ADMINISTRATOR
BANKERS TRUST COMPANY
130 Liberty Street
New York, NY  10006


DISTRIBUTOR
EDGEWOOD SERVICES, INC.
Clearing Operations
P.O. Box 897
Pittsburgh, PA  15230-0897


CUSTODIAN AND TRANSFER AGENT
BANKERS TRUST COMPANY
130 Liberty Street
New York, NY  10006


INDEPENDENT ACCOUNTANTS
COOPERS & LYBRAND L.L.P.
1100 Main Street, Suite 900
Kansas City, MO  64105


COUNSEL
WILLKIE FARR & GALLAGHER
153 East 53rd Street
New York, NY  10022


For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or the BT Mutual Fund Service Center at (800) 730-1313.